UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2010
Corus Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Riverside Plaza; Suite 1800 Chicago , IL	60606

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 312-474-6388
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

On June 15, 2010, the Company filed the Motion to Approve Notification and Hearing Procedures for Transfers of Certain Common Stock and for Related Relief [Docket No. 10] (the “Motion”) with the United States Bankruptcy Court for the Northern District of Illinois (the “Bankruptcy Court”). After a hearing on June 16, 2010, the Bankruptcy Court entered an Interim Order Establishing Notification and Hearing Procedures for Transfers of Common Stock (the “Interim Order”) granting the Motion [Docket No. 23]. The Bankruptcy Court set July 9, 2010 to consider approval of the Interim Order on a final basis (the “Final Order”). Objections to the Final Order were due to the Bankruptcy Court no later than July 6, 2010. No objections were filed. Therefore, on July 9, 2010, the Bankruptcy Court entered the Final Order [Docket No. 68].1

The Final Order provides, among other things, that any entity2 that is or becomes a Substantial Shareholder (meaning, any entity that has Beneficial Ownership of at least 2.4 million shares of Common Stock of the Company) must file a notice of such status within 40 days of the date of the Notice of Order or 10 days after becoming a Substantial Shareholder. In addition, the Final Order provides that prior to a Substantial Shareholder effectuating any transfer of Beneficial Ownership of the Company’s Common Stock, such Substantial Shareholder must file a Declaration with the Court and the Company has 15 days in which to object to any such transfer. The procedures for resolving any objection are discussed in more detail in the Final Order.

Attached hereto is a copy of the Final Order and Notice of Entry of the Final Order as Exhibit 99.1. The forms approved by the Bankruptcy Court as notification procedures, applicable, among others, to any entity with Beneficial Ownership of at least 2.4 million shares of Common Stock (or who would, through a purchase become the Beneficial Owner of 2.4 million shares of common stock) are attached hereto as Exhibit 99.2. Each holder of Common Stock should carefully review the Final Order and the exhibits thereto to determine whether the procedures apply to any proposed transfer of the Company’s Common Stock.

[1]	All capitalized terms not defined herein have the same meaning as in the Motion.

[2]	This refers to “entity” as defined in section 101(15) of the Bankruptcy Code to include “person, estate, trust, governmental unit, and United States trustee.”

Item 9.01: Financial Statements & Exhibits
(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Final Order and Notice of Entry of the Final Order

Exhibit 99.2	Forms for Notification Procedures

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORUS BANKSHARES, INC. (Registrant)
/s/ Randy Curtis
Randy Curtis
Chief Executive Officer

Date: July 13, 2010

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Final Order and Notice of Entry of the Final Order

Exhibit 99.2	Forms for Notification Procedures